UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 13, 2008

TOR Minerals International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17321 (Commission File Number)	74-2081929 (IRS Employer Identification No.)
722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	78402 (Zip Code)

(361) 883-5591
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

On September 18, 2008, TOR Minerals International, Inc. ("TOR", "we" or "our") disclosed on Form 8-K filed with the Securities Exchange Commission ("September 18, 2008 Form 8-K") the receipt of subscription agreements in connection with our private placement of seventy (70) investment units (each, a "Unit") offered at a price of $30,000 per Unit.  We accepted subscriptions to purchase twenty-five (25) Units from accredited investors who are not officers, directors, employees or consultants of TOR ("Non-Insiders").  Although we have received subscription agreements from accredited investors desiring to purchase the remaining forty-five (45) Units, because these accredited investors are also certain of our directors, officers, employees and consultants ("Insiders"), we have not accepted these subscriptions and will not accept them unless and until we receive shareholder approval of these potential sales.  The Units to which Insiders have subscribed contain the same terms as those offered to Non-Insiders.  Each such Unit consists of 25,000 shares of Common Stock, and a Warrant to purchase an additional 25,000 shares of Common Stock at $2.00 per share for a period of three years.

Shareholder approval, which will satisfy applicable NASDAQ Marketplace Rules, is being sought pursuant to a consent solicitation.  We have initiated this consent solicitation process, and expect to mail our shareholders a Consent Statement in approximately three weeks.

The private placement of the Units was undertaken partially to satisfy a waiver we received from one of our lenders, as more fully set forth in the September 18, 2008 Form 8-K. Our lender has confirmed that the above described facts are acceptable and consistent with this waiver.

The offering of the securities described herein has not been registered (i) under the Securities Act of 1933, as amended (the "Act"), on the ground that we believe the offering is exempt from registration under the Act by virtue of the provisions of Section 3(b), Section 4(2) or Regulation D thereof, or (ii) under the securities laws of the states in which the investors reside on the basis that the offering is exempt from registration under said laws.

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ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:
Exhibit Number Description

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: October 14, 2008	/s/ BARBARA RUSSELL
Barbara Russell Acting CFO and Controller
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